Exhibit 31.2

      Certification Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to
                    Section 302 of The Sarbanes-Oxley Act of 2002

I, Cathleen Shoenfeld, the Chief Financial Officer of Eldorado Artesian Springs,
Inc. (the "Company"), certify that:

1. I have reviewed this quarterly report on Form 10-QSB of the Company;

2. Based on my  knowledge,  this  quarterly  report  does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.  Based  on my  knowledge,  the  financial  statements,  and  other  financial information  included in this quarterly  report,  fairly present in all material respects the financial  condition,  results of operations  and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4. As the registrant's certifying officer, I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules
13a-15(e)  and  15d-15(e)  and internal  control over  financial  reporting  (as defined in Exchange Act Rules  13a-15(f) and 15d-15(f) for the  registrant and I have:

     a)  designed  such  disclosure  controls  and  procedures,  or caused  such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant,  including its consolidated  subsidiaries,  is made  known to us by  others  within  those entities,  particularly during the period in which this quarterly report is being prepared;

     b) Designed such internal control over financial reporting,  or caused such
     internal  control  over  financial   reporting  to  be  designed  under  my
     supervision,  to provide reasonable  assurance regarding the reliability of financial  reporting  and  the  preparation  of  financial  statements  for
     external  purposes  in  accordance  with  generally   accepted   accounting
     principles;

     c) Evaluated the effectiveness of the registrant's  disclosure controls and
     procedures  and  presented  in  this  report  our  conclusions   about  the
     effectiveness of the disclosure  controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

     d) Disclosed in this report any change in the registrant's internal control over financial  reporting that occurred during the registrant's most recent fiscal  quarter (the  registrant's  fourth fiscal quarter in the case of an annual report) that has  materially  affected,  or is reasonably  likely to
     materially  affect,  the  registrant's   internal  control  over  financial
     reporting; and

5. As the registrant's  certifying  officer, I have disclosed,  based on my most
recent  evaluation  of  internal  control  over  financial  reporting,   to  the
registrant's auditors and the audit committee of registrant's board of directors
(or persons performing the equivalent function):

     a) all  significant  deficiencies  in the design or  operation  of internal control over financial  reporting which are reasonably  likely to adversely affect the registrant's  ability to record,  process,  summarize and report financial  data and  have  identified  for the  registrant's  auditors  any material weaknesses in internal controls; and

     b) any fraud,  whether or not material,  that involves  management or other employees  who  have  a  significant  role  in  the  registrant's  internal controls; and

Date:  August 8, 2003

                                          /s/Cathleen Shoenfeld
                                          Cathleen Shoenfeld
                                          Chief Financial Officer